UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2021

Altimmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 Clopper Road Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 654-1450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 9, 2021, Altimmune, Inc. (the “Company”) and Lonza Houston Inc. (“Lonza”) entered into a Statement of Work (the “SOW”), effective March 8, 2021, pursuant to which the parties expanded their current manufacturing collaboration. The SOW provides that Lonza will engineer, construct and qualify a dedicated manufacturing suite for the clinical and commercial supply of the Company’s AdCOVID product candidate. Pursuant to the SOW, the Company will pay Lonza an aggregate of $19.0 million at set milestones during the build-out and qualification of the manufacturing suite.

If the Company terminates the services provided by Lonza pursuant to the SOW due to its discontinuation of the AdCOVID program, it will be required to reimburse Lonza a cancellation fee equal to the total fees set forth in the SOW and specified out-of-pocket expense of Lonza (the “Cancellation Fee”), subject to certain off-sets. Either party may terminate the SOW upon a material breach of the terms of the other party that remains uncured for thirty days after notice. If the SOW is terminated as a result of an uncured breach by the Company, the Company will be required to pay Lonza the Cancellation Fee.

The foregoing is only a brief description of the material terms of the SOW and, therefore, does not purport to be complete and is qualified in its entirety by reference to the SOW which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2021.

Item 7.01. Regulation FD Disclosure.

On March 12, 2021, the Company issued a joint press release announcing the SOW. The press release is attached to this Current Report as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Altimmune, Inc. dated March 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2021	ALTIMMUNE, INC.

	By:	/s/ William Brown
William Brown
Chief Financial Officer